EXHIBIT 10.I.

                                LOAN AGREEMENT


     This Loan Agreement ("Agreement") is entered into as of the 21 day of
                                                                 --
July 1994 between Marriott International Capital Corporation ("MICC") with
----
offices at 10400 Fernwood Road, Bethesda, Maryland 20058 and Lauderdale Beach Association, c/o Hotel Properties Management, Inc., 10400 Fernwood Road, Bethesda, Maryland 20058 ("LBA").

                              W I T N E S S E T H

     WHEREAS, LBA is the owner of the Marriott's Harbor Beach Resort located at 3030 Holiday Drive, Ft. Lauderdale, Florida 33316 ("Hotel"); and

     WHEREAS, Marriott Hotel Services, Inc. ("MHSI") leases the Hotel from LBA pursuant to a Lease Agreement dated October 26, 1984 (the "Lease"); and

     WHEREAS, LBA has agreed pursuant to such Lease to make certain capital expenditures currently estimated to cost Four Million Six Hundred Fifty Thousand Dollars ($4,650,000); and

     WHEREAS, there is not sufficient monies in the Repairs and Equipment Reserve (as defined in the Lease) to pay for such capital expenditures;

     WHEREAS, LBA wishes to borrow from MICC and MICC is willing to lend to LBA the amount needed to complete the capital expenditures in excess of the amount in the Repairs and Equipment Reserve.

     NOW THEREFORE, for good and valuable consideration, the sufficiency of which is agreed, the parties agree as follows:

SECTION 1.     RENOVATION LOAN

     1.1  Making of Loan
          --------------

     Subject to the terms and conditions hereof, MICC agrees to lend to LBA up to Two Million Eight Hundred Thousand Dollars ($2,800,000) (the "Loan Amount") in periodic Disbursements ("Disbursements") during the period commencing with the date herewith and ending December 30, 1994 for the sole purpose of renovating the Hotel pursuant to the project scope set forth in Exhibit A (the "Renovation").

     The Loan shall be evidenced by a promissory note in the form of Exhibit B attached hereto (the "Note").

     1.2  Time and Manner of Disbursements
          --------------------------------

     Commencing upon execution of this Agreement, LBA shall request each Disbursement of the Loan by giving MICC a written notice ("Disbursement Request") stating: (i) the amount of the requested Disbursement; (ii) that all previous Disbursements have been completely used to pay for work or materials relating to the Renovation; (iii) the purpose to which such Disbursement will be applied, along with the name of the person, or entity to whom such payment is due, and a copy of the invoices the Disbursement will be used to pay (notwithstanding the foregoing, if invoices have not been received by December 30, 1994 for work completed relating to the Renovation prior to such time, instead of such invoices, LBA shall submit a purchase order or contract and the estimated amount needed to pay for the anticipated invoices, further the representation required in subparagraph (vi) shall be a representation that no lien will be placed on the Hotel for failure to make payment for the work relating to the requested Disbursement); (iv) that each of the conditions set forth in Section 3 are true and correct; (v) that there is sufficient money left in the Loan Amount to complete the Renovation; and (vi) that the applicable material and mechanics lien waivers have been obtained. LBA shall apply all Disbursements to pay costs incurred for the Renovation and for no other purpose. MICC shall use reasonable efforts to make a Disbursement within ten (10) days after receiving a Disbursement Request.

     1.3  Repayment of the Loan
          ---------------------

          1.3.1 Commencing on January 27, 1995, which is the last day of MHSI's first accounting period of its 1995 Fiscal Year and on the last day of each MHSI Accounting Period thereafter, LBA shall repay to MICC the principal sum of Two Million Eight Hundred Thousand Dollars ($2,800,000) or such lesser amount as may be disbursed hereunder, together with interest on such principal from the date of Disbursement in equal payments of principal and interest at a rate of eight percent (8%) per annum based upon a five year amortization schedule (each "Scheduled Payment"). The last payment shall be due on December 31, 1999. In the event the Note is not paid in full on or before December 31, 1999, or LBA fails to make a Scheduled Payment, interest on any unpaid principal or interest shall accrue and be paid thereafter at the rate of twelve percent (12%) per annum during such period of default. If MHSI's Fiscal Year is changed in the future, appropriate adjustment to the payment schedule shall be made; provided, however, that no such change or adjustment shall increase or decrease the total amount of principal and interest owing MICC.

          1.3.2 Notwithstanding anything in the Lease to the contrary, the amount of principal and interest paid hereunder will be added to the Performance Rental (as defined in the Lease) until January 1, 2000 after which time the Performance Rental will revert to the amount that existed prior to any Disbursement notwithstanding any prepayment of the Loan.

          1.3.3 "CATS Costs" as used herein shall mean the costs to Hotel for computer payroll and accounting services, national advertising allocations, central training and management development and national sales allocation which are charged to Chain Services (as defined in the Lease). If in any of MHSI's Fiscal Years 1994 through 1999, CATS Costs charged to the Hotel for such year exceed 2.25% of the Gross Revenues (as defined in the Lease), the amount of such charges in excess of 2.25% shall be either: (i) deducted from the next Scheduled Payment(s) beginning with the first Scheduled Payment of the next Fiscal Year, or (ii) if there are no Scheduled Payments left pursuant to this Agreement, MICC shall remit to LBA such excess amount by the last day of MICC's first accounting period of the next Fiscal Year.

     1.4  Prepayment of Loan
          ------------------

     LBA may at anytime prepay the Loan and the Note, in whole or in part, without premium provided that each prepayment shall be accompanied by payment of the accrued interest on the amount so prepaid.

     1.5  Taxes
          -----

     All sums payable by LBA under this Agreement or the Note, whether on account of principal, interest, fees, expenses or otherwise, shall be paid in full, free of any deductions or withholdings for any and all present and future taxes (other than MICC's income taxes), levies, fees, deductions, charges, withholdings, and all liability with respect thereto (herein collectively referred to as "Taxes"). In the event that LBA is required by law to make such deductions or withholdings, then LBA shall pay such additional amounts as may be necessary in order that the net amount received by MICC after such deductions or withholdings and after payment of any Taxes on such additional amounts, shall equal the full amount stated to be payable hereunder.

     1.6  Waiver of Set-Off or Counter Claim
          ----------------------------------

     LBA hereby waives any and all rights to set-off or counter claims which it may have with respect to any amount due to MICC hereunder. In particular, LBA shall not withhold payment of any amounts due to MICC under this Agreement or the Note on the grounds that it has or purports to have a claim, right of action against Marriott International, Inc., Marriott Hotel Services, Inc. or any of their affiliates.

SECTION 2.     WARRANTIES AND REPRESENTATIONS

     2.1  Organization and Authority
          --------------------------

     LBA and each of its general partners, jointly and severally warrants and represents to MICC that:

          (1) LBA is a partnership duly organized, validly existing and in good standing under the laws of the state of Florida,

          (2) LBA has all requisite power and authority to own the Hotel and to carry on its business as now conducted and as presently proposed to be conducted, and

          (3) each has all requisite power, authority and legal right to enter into, consummate and perform this Agreement and Note. The execution, delivery and performance by it of this Agreement and the Note, have been duly authorized by all required partnership action and this Agreement and the Note constitute the legal, valid and binding obligations of it, enforceable according with its terms.

     2.2  Pending Litigation
          ------------------

     LBA and each of its partners, jointly and severally, represents and warrants that to the best of its actual knowledge, after due inquiry, there are no proceedings pending or threatened against or involving LBA, in any court or before any governmental authority which involve more than a remote possibility of materially and adversely affecting the business or financial condition of LBA, or the ability of LBA to perform in all material respects this Agreement. LBA is not in default with respect to any material order of any court or governmental authority.

     2.3  Transaction are Legal and Authorized
          ------------------------------------

     LBA and each of its partners, jointly and severally, represents and warrants that the making of the Loan and compliance by LBA with all of the provisions of this Agreement:

     (1) are within the powers of LBA, and

     (2) are legal and will not conflict with nor result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any lien upon any property of LBA, under the provisions of any agreement or other instrument to which LBA is a party or by which LBA may be bound including, but not limited to, any existing loans and the partnership agreement.

     2.4  No Defaults
          -----------

     LBA and each of its partners, jointly and severally, represents and warrants that no event has occurred and no condition exists which, upon the making of the Loan, would constitute an Event of Default (as defined hereinafter) or with the lapse of time or the giving of notice or both would become an Event of Default. LBA is not in default in any material respect under any agreement, charter instrument, by-law or other instrument to which it is a party or by which it may be bound.

     2.5  Governmental Consent
          --------------------

     LBA and each of its partners, jointly and severally, represents and warrants that no circumstances in connection with the making of the Loan requires a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of LBA or any of its partners in connection with the execution and delivery of this Agreement or the making of the Loan.

     2.6  Use of Disbursements
          --------------------

     LBA and each of its partners, jointly and severally, represent and warrant that the Disbursements will be used solely for the Renovation.

SECTION 3.     CONDITIONS PRECEDENT TO DISBURSEMENTS

     Unless MICC otherwise agrees in writing, the obligations of MICC to make each Disbursement of the Loan is subject to the prior fulfillment to MICC's satisfaction, in its sole discretion, of the following conditions precedent:

     3.1  Warranties and Representations
          ------------------------------

     The warranties and representations contained in Section 2 shall be true in all material respects on each date a Disbursement is made with the same effect as though made on and as of that date.

     3.2  Compliance with the Agreement
          -----------------------------

     LBA shall have performed and complied with all agreements and conditions contained herein which are required to be performed or complied with by LBA before each Disbursement.

     3.3  Proceedings Satisfactory
          ------------------------

     All proceedings taken in connection with the making of the Loan and all documents and papers relating thereto shall be reasonably satisfactory to MICC, and MICC shall have received copies of such documents and papers as it may reasonably request in connection therewith, all in form and substance satisfactory to MICC.

     3.4  Lease
          -----

     The Lease shall be in full force and effect.

     3.5  No Waiver
          ---------

     No Disbursement shall constitute a waiver of any condition precedent to the obligation of MICC to make any further Disbursement or preclude MICC from thereafter declaring the failure of LBA to satisfy any conditions precedent to be in default or an Event of Default.

     3.6  Renovation Completion
          ---------------------

     If the funds available hereunder plus the amount in the Repairs and Equipment Reserve are not sufficient to complete the Renovations, LBA shall make available from other sources including amounts due or to be due to LBA under the Lease, all funds necessary to complete the Renovations.

     3.7  Project Manager
          ---------------

     LBA shall have entered into a project management agreement with Rahn Properties, Inc. reasonably satisfactory to MHSI for managing the Renovation Project and no default exists under such contract.

SECTION 4.     BUSINESS COVENANTS

     4.1  Taxes, etc.
          -----------

     LBA will pay, before they become delinquent,

     (1) all taxes, assessments and governmental charges or levies imposed upon it or the Hotel, and

     (2) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid, might result in the creation of a lien upon the Hotel, provided that none of the foregoing need
                                       --------
be paid while being contested in good faith so long as LBA's title to, and its right to use, its property is not materially adversely affected thereby.

     4.2  Maintenance of Property, etc.
          -----------------------------

     LBA will:

     (a) maintain the Hotel in good condition (ordinary wear and tear excepted) and make all necessary renewals, replacements, additions, betterments and improvements thereto as provided in Article VIII of the Lease;

     (b) maintain, with financially sound and reputable insurers, insurance with respect to the Hotel against such casualties and contingencies, of such types and in such amounts as

MICC may reasonably request. For purposes of this Section 4.2, compliance by LBA with the insurance provisions of the Lease shall be deemed to be in compliance with the insurance provisions of this Agreement.

     4.3  Nature of Business
          ------------------

     LBA will not engage in any business if, as a result, the general nature of the business which would then be engaged in by LBA would be substantially changed from the general nature of the business engaged in by LBA on the date of this Agreement.

     4.4  Sale of Property in the Loan Agreement
          --------------------------------------

     In the event LBA sells the Hotel to a bona fide purchaser (for the purpose of this Loan Agreement, a "bona fide purchaser" shall be a third party in which neither LBA nor its partners shall have an equity or any other interest whatsoever), all accrued interest and principal hereunder shall be immediately due and payable.

     4.5  Liens and Encumbrances
          ----------------------

               4.5.1 LBA will not cause or permit the Hotel to be subject to a lien or other encumbrance, provided that the foregoing restrictions do not apply
                           --------
to:

               (a) liens securing taxes, assessments or governmental charges or levies provided the payment thereof is not at the time required by Section 4.1,
       --------

               (b) easements, rights-of-way, zoning or other land use restrictions, leases and other similar encumbrances affecting real property provided they do not interfere with the ordinary conduct of LBA's business,

               (c) liens in favor of MICC, MHSI, Marriott International or any of its subsidiaries,

               (d) liens existing on the date of this Agreement or liens relating to the primary loan on the Hotel; however if the primary loan is refinanced and there are loan proceeds in excess of that necessary to pay for the cost of the refinancing, such excess proceeds shall be used to pay off or pay down the Loan.

               4.5.2 In case the Hotel is subjected to a lien or other encumbrance in violation of this Section, LBA will make or cause to be made effective provision whereby the Loan shall be secured equally and ratably with all other obligations secured thereby (such violation to constitute a default hereunder whether or not such provision is made), and, if such provision is not made, an equitable lien, so equally and ratably securing the Loan, shall exist on such property.

SECTION 5.     EVENTS OF DEFAULT

     5.1  Nature of Events
          ----------------

     An "Event of Default" shall exist if any of the following occurs and is continuing:

          (1) LBA fails to make any payment of principal or of interest on the Loan or Note when and as the same shall be due and payable whether at maturity, or acceleration or otherwise.

          (2) LBA or one of its partners, jointly or severally fails to perform or observe any covenant contained in Section 4 or any of the representations and warranties contained herein are not true and accurate and such failure continues for more than seven (7) days after LBA has received notice of such failure.

          (3) LBA or an Affiliate fails to comply in all material respects with any other provision of this Agreement, and such failure continues for more than seven (7) days after LBA has received written notice of such failure.

          (4) Any material warranty or representation made by or on behalf of LBA contained in this Agreement or in any instrument furnished in compliance with this Agreement was false in any material respect on the date of this Agreement.

     5.2  Default Remedies
          ----------------

     If an Event of Default exists, MICC or other holder of the Note may exercise any right, power or remedy permitted to it by law, and shall have, in particular, without limiting the generality of the foregoing, the right to declare the entire principal and all interest accrued on the Note to be, and the Note shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. Upon notice of acceleration by MICC, LBA will forthwith pay to MICC or other holder of the Note the entire principal and interest accrued on the Note. No course of dealing on the part of MICC or other holder of the Note nor action or inaction under any contract nor any delay or failure on the part of MICC or other holder of the Note to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies. LBA shall have no right of offset in the payments due hereunder. If LBA fails to pay when due the principal or interest on the Note, LBA will pay to MICC or other holder of the Note, to the extent permitted by law, such further amount as shall be sufficient to cover the costs and expenses of collection, including but not limited to, reasonable attorney's fees.

     5.3  Remedies Cumulative
          -------------------

     Each and every right, power and remedy given to MICC in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein or therein given now or hereafter existing at law, in equity, by statue or otherwise. Each and every right, power and remedy, whether given therein or otherwise existing, may be exercised from time to time as often and in such order as may be determined by MICC, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by MICC in the exercise of any right, power or remedy shall impair any such right, power or remedy or be construed to be a waiver of or acquiescence in any default therein; not shall the acceptance of any security or of any payment of or on account of the Loan, the Note, obligations, expenses, interest or fees maturing after a default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

SECTION 6.     INTERPRETATION OF THIS AGREEMENT

     6.1  Directly or Indirectly
          ----------------------

     Where any provision in this Agreement refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such person.


SECTION 7.     MISCELLANEOUS
               -------------

     7.1  Notices
          -------

     (a)  All communications under this Agreement shall be in writing,

               (1)  if to MICC:

                              Marriott International Capital Corporation
                              10400 Fernwood Road
                              Bethesda, Maryland 20058
                              Attn:  Treasury Department
               with a copy to:
                    Marriott International, Inc.
                    10400 Fernwood Road
                    Bethesda, Maryland 20058
                    Attn: General Counsel

          (2) if to LBA:

                    Lauderdale Beach Association
                    c/o Marriott Hotel Properties Limited Partnership 10400 Fernwood Road
                    Bethesda, Maryland 20058
                    Attn: Host Marriott Law Department, #72.923

                    Marriott Hotel Properties Limited Partnership
                    c/o Host Marriott Corporation
                    10400 Fernwood Road
                    Bethesda, Maryland 20058
                    Attn: Partnership Accounting

                    Rahn Harbor, Inc.
                    c/o John H. Anderson
                    1512 East Broward Boulevard, Suite 301
                    Ft. Lauderdale, Florida 33301

or at such other address as any party may have furnished to the other in writing.

     (b) Notices shall be personally delivered, mailed by registered or certified U.S Mail, or delivered by Federal Express or similar expedited delivery service. All notices and other communications shall be deemed to have been duly received on (i) the date of delivery if delivered personally or (ii) the date of receipt if sent by mail, whichever shall first occur.

     7.2  Survival
          --------

     All warranties, representations, and covenants made by LBA herein or on any certificate or other instrument delivered by it or on its behalf pursuant to this Agreement shall be considered to have been relied upon by MICC. Upon repayment of the Loan, all representation, warranties, covenants, agreements, obligations and liabilities of LBA under this Agreement shall terminate and be extinguished.

     7.3  Successors and Assigns
          ----------------------

     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. The rights and obligations of LBA hereunder shall not be assignable without the written consent of MICC which consent may be withheld or denied in the sole discretion of MICC, except as to a sale as provided in Section 4.4 above. MICC may at anytime assign or otherwise transfer any portion of its rights and obligations hereunder and under the Note. LBA shall from time to time and at the request of Lender, execute and deliver such documents as may be necessary to give full force and effect to such assignment or transfer. Upon such assignment or transfer, (x) the assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated, such assignee shall have the rights of MICC hereunder and under the other instruments and documents executed in connection herewith, and (y) Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it, shall released from its obligations hereunder.


     7.4  Amendment and Waiver
          --------------------

     This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of LBA and MICC.


     7.5  Governing Law
          -------------

     This Loan Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Maryland (without giving effect to Maryland principles of conflicts of law). LBA irrevocably submits to the nonexclusive jurisdiction of any Maryland State or Federal Court sitting in Maryland over any suit, action or proceeding arising out of or relating to this Agreement.


     7.6  Duplicate Originals
          -------------------

     Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

     7.7  Limitation of Liability
          -----------------------

     Notwithstanding anything to the contrary contained herein, LBA shall not have any liability hereunder exceeding its interest in the Hotel. Any enforcement of any judgement against LBA shall be limited to LBA's interest in the Hotel.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

MARRIOTT INTERNATIONAL CAPITAL CORPORATION


By: XXXXXX
   ------------------------
    Vice President

LAUDERDALE BEACH ASSOCIATION

     By:   Marriott Hotel Properties Limited Partnership,
           as General Partner

           By:  Hotel Properties Management, Inc.

                By: XXXXXXXX
                    ---------------------------------
                     President

     By:  R/V-C Association
           as General Partner

           By: R/V Associates
                By:  Rahn Harbor, Ltd.
                      By:  Rahn Harbor, Inc.


                      By:  /s/ John H. Anderson
                          -------------------------

                                   EXHIBIT A
                                     INDEX


A. Memorandum re: Harbor Beach Typical Rooms Renovation - YH03 Scope of Work dated October 4, 1993.

B. Memorandum re: Marriott Harbor Beach - Suites Renovation - YH04 Scope of Work dated October 4, 1993.

C. Memorandum re: Reduction in Scope of Harbor Beach Rooms and Suite Redo dated January 4, 1994.

D.    Suites Renovation Budget Sheet dated July 20, 1994.

E. Memorandum re: Marriott's Harbor Beach Resort Rooms Redo (Cost Reconciliation) dated June 8, 1994.

F.    Rooms Renovation Budget Revision #5 dated July 15, 1994.

                                PROMISSORY NOTE
                                ---------------

     For value received, LAUDERDALE BEACH ASSOCIATION, a Florida partnership, with an office c/o Hotel Properties Management, Inc., 10400 Fernwood Road, Bethesda, Maryland 20058 (hereinafter referred to as the "Undersigned"), hereby unconditionally promises to pay to the order of MARRIOTT INTERNATIONAL CAPITAL CORPORATION, a Delaware Corporation, (hereinafter referred to as "MICC" or, along with any other holder hereof, as "Holder"), at 10400 Fernwood Road, Bethesda, Maryland 20058, or at such other place as Holder may from time to time designate in writing, such amounts as are disbursed to Undersigned pursuant to that certain Loan Agreement between Undersigned and MICC dated as of the date hereof ("Loan Agreement") up to an amount not to exceed Two Million Eight Hundred Thousand Dollars ($2,800,000) plus interest on the unpaid balance from time to time outstanding until the date the debt is repaid, at the rate of eight percent (8%) per annum, in accordance with the terms set forth below:

     1. Commencing on January 27, 1995, which is the last day of Marriott Hotel Services, Inc.'s ("MHSI") First Accounting Period of its 1995 Fiscal Year, and on the last day of each MHSI Accounting Period thereafter, payments of principal and interest shall be due in equal amounts based upon a five year amortization schedule. The last payment shall be due December 31, 1999 (the "Maturity Date"), by which date the debt must be paid in full. A portion or all of one or more payments may be offset by amounts owed by MICC to Undersigned pursuant to Section 1.3.3 of the Loan Agreement. If MHSI's Fiscal Year is changed in the future, appropriate adjustments to the payment schedule shall be made; provided, however, that no such change or adjustment shall increase or decrease the total amount of principal and interest owing MICC.


     2. All payments received hereunder shall be applied first to accrued interest and the balance, if any, to principal. All payments hereunder shall be payable to the order of Holder at 10400 Fernwood Road, Department 924.11
                                                                  ------
Bethesda, Maryland 20058, Attention: James Best , or at such place and to such
                                    ------------
person as shall be designated in writing from time to time by Holder.

     3. The Undersigned reserves the privilege of prepaying, at anytime and from time to time, all or any portion of the principal balance of this Note, together with accrued interest thereon to the date of payment without premium or penalty.

     4. If any payment of principal and/or interest is not paid within two (2) days after its due date, the Undersigned agrees to pay to Holder interest on any unpaid principal or interest to be paid thereafter at the rate of twelve percent (12%) per annum until the default is corrected.

     5. This Note is the Note referred to in the Loan Agreement and is entitled to the benefits thereof. All capitalized terms used in the Note which are not defined herein shall have the meanings ascribed to them in the Loan Agreement.

     6. This Note is given as evidence, and not in satisfaction, of the Undersigned's indebtedness to the Holder as described in this Note, and the Undersigned does not contest its obligation to pay to the Holder the principal amount hereof, subject to the payment and other provisions of this Note.

     7. Time is of the essence hereunder and, in case this Note is collected by Law or through an attorney at law, or under advice therefrom, the Undersigned agrees to pay all costs of collection, including reasonable attorneys' fees and costs incident to any court action relating to an assessment of such attorneys' fees and costs.

     8. In no event shall the amount of interest due and payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Undersigned elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Undersigned not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the Undersigned under applicable law.

     9. The Undersigned waives presentment, demand for payment, notice of dishonor, diligence in collection,and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and all defenses to a collection action which may be waived pursuant to applicable law.

     10. At the option of MICC, this Note shall become immediately due and payable, subject to any notice and cure provisions that may be set forth in the Loan Agreements or this Note, in the event any of the following shall occur: (i) if LBA fails to make any payment hereunder when such payment is due and payable; (ii) if LBA fails to observe or perform any obligation to be observed or performed by LBA under this Note or the Loan Agreement; (iii) if there shall exist any other default under this Note or the Loan Agreement; or (iv) the Lease between LBA and Marriott Hotel Services, Inc. dated October 26, 1984 is terminated for any reason whatsoever.

     The failure of Holder to exercise its option to accelerate this Note as provided above, or to exercise any other option or remedy granted to it hereunder or under the Loan Agreement, shall not constitute a waiver of any default by LBA and all such options and remedies shall remain continually in force.

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

     11. This Note shall be fully negotiable to the extent permitted by applicable law.

     12. The Undersigned expressly agrees that this Note or any payment hereunder may be extended from time to time without affecting its liability.

     13. The provisions of this Note are severable and the finding by a court of competent jurisdiction that any provision hereof is illegal or unenforceable shall not affect the validity of the remaining provisions hereof.

     14. The unpaid indebtedness and accrued interest described in this Note shall be due and payable upon the sale of the Hotel property to any third party purchaser.

     15. Notwithstanding anything to the contrary contained herein, LBA shall not have any liability hereunder exceeding its interest in Hotel. Any enforcement of any judgement against LBA shall be limited to LBA's interest in the Marriott's Harbour Beach Resort.

     16. This Note shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of Maryland. LBA submits to nonexclusive jurisdiction of any Maryland court or Federal court sitting in Maryland over any suit, action, or proceeding arising out of or relating to this Note.

     IN WITNESS WHEREOF, the Undersigned has executed this Promissory Note as of the 21 day of July , 1994.
   ----      ------

     LAUDERDALE BEACH ASSOCIATION

          By:  Marriott Hotel Properties Limited Partnership,
               as General Partner

               By:  Hotel Properties Management, Inc.

                    By:   XXXXXXXXXXXXXXXXXXXX
                        -----------------------------
                          President

          By:  R/V-C Association
               as General Partner

               By: R/V Associates
                    By: Rahn Harbor, Ltd.
                         By: Rahn Harbor, Inc.

                         By:   /s/ John H. Anderson
                             ------------------------

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